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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported)      June 10, 2004
                                                         -----------------------

                                  SYNTEL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Michigan
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                 (State or Other Jurisdiction of Incorporation)


                 0-22903                                38-2312018
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         (Commission File Number)            (IRS Employer Identification No.)


    525 E. Big Beaver Road, Suite 300, Troy, Michigan           48083
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        (Address of Principal Executive Offices)              (Zip Code)


                                 (248) 619-2800
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)








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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On June 17, 2004, Syntel, Inc. (the "Company") filed a Form 8-K reporting that its current independent accounting firm, Ernst & Young LLP ("E&Y"), would not submit a competitive proposal (decline to stand for re-election) for the 2004 and 2005 fiscal years, and that E&Y would continue as the independent accounting firm for the Company through the filing of the Form 10-Q for the period ending June 30, 2004. The Company filed its Form 10-Q for the period ending June 30, 2004 on August 9, 2004 and E&Y ceased to serve as the Company's independent accounting firm as of the same date.

The reports of E&Y on the Company's financial statements for the 2002 and 2003 fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. There were no disagreements between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the 2002 or 2003 fiscal years and the period through August 9, 2004, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on financial statements. During the 2002 and 2003 fiscal years and the period through August 9, 2004, there were no "reportable events" within the meaning of Item 304(a)(1)(v) of the Securities and Exchange Commission's Regulation S-K.

The Company provided E&Y with a copy of the foregoing disclosures and a letter from E&Y confirming its agreement with these disclosures is attached to this report as Exhibit 16.

Item 7. Exhibits.

Exhibit 16 Letter from Ernst & Young LLP to the Securities and Exchange Commission re Change in Certifying
                  Accountant


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                            Syntel, Inc.
                                               ---------------------------------
                                                            (Registrant)




Date   August 9, 2004                          By  /s/ Keshav Murugesh
       ---------------------                      ------------------------------
                                                  Keshav Murugesh, Chief
                                                  Financial Officer (Principal
                                                  financial and accounting
                                                  officer)



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                                 EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION

Exhibit 16 Letter from Ernst & Young LLP to the Securities and Exchange Commission re Change in Certifying Accountant





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